                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT

                                --------------

                    Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 26, 1997

                            BOSTON PROPERTIES, INC.
            (Exact name of Registrant as specified in its Charter)


                                   Delaware
                           (State of Incorporation)


1-13087                                                       04-2473675
(Commission File Number)                               (IRS Employer Id. Number)

8 Arlington Street
Boston, Massachusetts                                                    02116
(Address of principal executive offices)                              (Zip Code)

                                (617) 859-2600
             (Registrant's telephone number, including area code)

Item 5    Other Events

On November 26, 1997, Boston Properties, Inc. (the "Company"), through Boston Properties Limited Partnership (the "Operating Partnership"), entered into agreements to acquire a portfolio of properties and development sites (the "Mulligan/Griffin Portfolio") in the Greater Washington, D.C. area. The portfolio includes four office buildings in Reston, Virginia, one office building in Rockville, Maryland, and four R&D buildings, two each in Springfield, Virginia, and Gaithersburg, Maryland. The total net rentable square feet of the acquired properties is approximately 1.3 million square feet. Also included in the portfolio are two development sites in Reston, Virginia, and four in Rockville, Maryland, known as the Decoverly Office Park. These sites have a total additional development potential of over 900,000 square feet.

The total acquisition price and related costs for the portfolio is approximately $252.9 million. The acquisition price will be paid in cash, the assumption of $113.3 million of existing debt to which the properties are subject, and the issuance of a minimum of $50 million of Operating Partnership units of limited partnership ("OP Units"). The value of the OP Units issued in the transaction will be based on the average closing price of the Company's Common Stock over the 20 trading days immediately preceding the closing, but such value shall in no event be less than $30 or more than $36. The acquisition of the Mulligan/Griffin Portfolio is scheduled to close in early February 1998, although no assurances can be given in this regard.

Item 7    Financial Statements and Exhibits

The following financial statements are being filed in connection with the proposed acquisition of the Mulligan/Griffin Portfolio, as described above.

(a)  Financial Statements under Rule 3-14 of Regulation S-X.

Statement of Revenue Over Certain Operating Expenses of the Mulligan/Griffin Portfolio for the year ended December 31, 1996 and (unaudited) for the nine months ended September 30, 1997.

(b)  Pro Forma Financial Statements

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1997 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1997 (unaudited) and the year ended December 31, 1996 (unaudited)

(c)   Exhibits

+10.1 Contribution Agreement dated November 26, 1997 among the Operating Partnership, Boston Properties LLC and the contributors named therein.

23.1  Consent of Coopers & Lybrand, L.L.P., Independent Accountants


+ Incorporated herein by reference to the Company's Registration Statement on Form S-11 (No. 333-41449).

                            BOSTON PROPERTIES, INC.
                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               BOSTON PROPERTIES, INC.



                               /s/ David G. Gaw
                               --------------------------------------
                               David G. Gaw
                               Senior Vice President and
                               Chief Financial Officer

Date: December 16, 1997

                          MULLIGAN/GRIFFIN PORTFOLIO
                             STATEMENT OF REVENUES
                            OVER CERTAIN OPERATING
                                   EXPENSES

                              For the year ended
                               December 31, 1996

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Boston Properties, Inc.:

  We have audited the accompanying statement of revenue over certain operating expenses of the Mulligan/Griffin Portfolio in Greater Washington, D.C. (the "Portfolio") for the year ended December 31, 1996. This statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this statement based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying statement of revenue over certain operating expenses was prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission, and excludes certain expenses described in Note 2, and therefore is not intended to be a complete presentation of the Portfolio's revenue and expenses.

  In our opinion, the statement referred to above presents fairly, in all material respects, the revenue over certain operating expenses (as described in Note 2) of the Mulligan/Griffin Portfolio for the year ended December 31, 1996 in conformity with generally accepted accounting principles.

                                          /s/ Coopers & Lybrand L.L.P.

Boston, Massachusetts
November 20, 1997

                           MULLIGAN/GRIFFIN PORTFOLIO
                              STATEMENT OF REVENUE
                        OVER CERTAIN OPERATING EXPENSES

                             (DOLLARS IN THOUSANDS)

                                    FOR THE YEAR ENDED FOR THE NINE MONTHS ENDED
                                    DECEMBER 31, 1996     SEPTEMBER 30, 1997
                                    ------------------ -------------------------
                                                              (UNAUDITED)
Revenue:
  Base rent.......................       $25,548                $19,523
  Recoveries from tenants.........         5,440                  4,042
                                         -------                -------
                                          30,988                 23,565
                                         -------                -------
Certain operating expenses (Note 2
 and 5)
  Utilities.......................         2,264                  1,664
  Janitorial and cleaning.........           503                    362
  Security........................            34                     26
  General and administrative......            49                     32
  Interest........................        11,085                  7,842
  Repairs and maintenance.........         1,255                    766
  Insurance.......................           153                    116
  Real estate taxes...............         1,456                  1,208
                                         -------                -------
                                          16,799                 12,016
                                         -------                -------
Excess of revenue over certain op-
 erating expenses.................       $14,189                $11,549
                                         =======                =======


         The accompanying notes are an integral part of the statement.

                           MULLIGAN/GRIFFIN PORTFOLIO
                         NOTES TO STATEMENT OF REVENUE
                        OVER CERTAIN OPERATING EXPENSES

                             (DOLLARS IN THOUSANDS)

1. DESCRIPTION OF PORTFOLIO

  The accompanying statement of revenue over certain operating expenses (the "Statement") includes the combined operations of nine office properties known as the Mulligan/Griffin Portfolio, (the "Portfolio") located in the Greater Washington, D.C. area, specifically in the Gaithersburg I-270 and I-270 Rockville submarkets of Montgomery County, Maryland and the Springfield and Reston submarkets of Fairfax County, VA. The Portfolio will be acquired by Boston Properties, Inc. from entities affiliated with Mulligan/Griffin and Associates, Inc, an unrelated third party, and are detailed as follows:

                                                                NO. OF   SQUARE
   PROPERTY NAME                                               BUILDINGS  FEET
   -------------                                               --------- -------
   Lockheed Martin Building...................................      1    255,244
   Reston Town Center Office Complex..........................      2    261,046
   National Imaging and Mapping Agency Building...............      1    263,870
   Decoverly Two..............................................      1     77,747
   910 Clopper Road...........................................      1    180,650
   930 Clopper Road...........................................      1     60,056
   Fullerton Square...........................................      2    178,841

--------

2. BASIS OF ACCOUNTING

  The accompanying Statement has been prepared on the accrual basis of accounting. The Statement has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, this statement excludes certain historical expenses not comparable to the operations of the Portfolio after acquisition such as amortization, depreciation, property management fees, certain interest costs, ground lease payments, corporate expenses and certain other costs not directly related to the future operations of the Portfolio.

3. SIGNIFICANT ACCOUNTING POLICIES

  Rental Revenue

  Rental income is recognized on the straight-line method over the terms of the related leases. The excess of recognized rentals over amounts due pursuant to lease terms is recorded as accrued rent. The impact of the straight-line rent adjustment increased revenue by approximately $287 and decreased revenue by approximately $99 for the year ended December 31, 1996, and the nine months ended September 30, 1997 (unaudited), respectively.

  Unaudited Interim Information

  The statement of revenue over certain operating expenses for the nine months ended September 30, 1997 is unaudited. In the opinion of management, all adjustments necessary for a fair presentation of such statement have been included. The results of operations for the period are not necessarily indicative of future results of operations.

  Risks and Uncertainties

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                           MULLIGAN/GRIFFIN PORTFOLIO
                         NOTES TO STATEMENT OF REVENUE
                        OVER CERTAIN OPERATING EXPENSES

                             (DOLLARS IN THOUSANDS)

4. DESCRIPTION OF LEASING ARRANGEMENTS

  The space is leased to tenants under leases with terms that vary in length. Minimum lease payments excluding certain real estate tax reimbursement clauses, operating expense reimbursement clauses and renewal options to be received during the next five years for noncancelable operating leases in effect at December 31, 1996 are approximately as follows:

        YEAR ENDING
        DECEMBER 31,                                  (IN THOUSANDS)
        ------------                                  --------------
        1997.........................................    $25,809
        1998.........................................     29,111
        1999.........................................     29,048
        2000.........................................     30,041
        2001.........................................     29,441
        Thereafter...................................    108,981

  As of December 31, 1996, two tenants occupied approximately 61% of the leasable square feet and represented 87% of total 1996 Base Rent.

5. DEBT ASSUMPTION

  In connection with the acquisition, Boston Properties, Inc. will assume certain mortgage notes (the "Notes") encumbering three of the properties totaling $122,982 at December 31, 1996. Boston Properties Inc.'s assumption of these mortgages does not provide for any modification to the original terms; therefore, interest expense incurred prior to Boston Properties Inc.'s assumption of the mortgage notes is representative of future interest expense. Accordingly, interest expense of $11,085 for 1996 and $7,842 for the nine months ended September 30, 1997 (unaudited) is recognized in the accompanying Statement. The Notes require payments of principal and interest through varying terms ranging from July 15, 2002 to February 1, 2005. The interest rate on the Notes range from 6.00% to 9.70%. These Notes are subject to prepayment penalties of varying amounts in the event of an early principal repayment.

  Principal payments due on the mortgage notes during the next five years are approximately as follows:

        1997................................................ $ 8,940
        1998................................................   9,728
        1999................................................  10,588
        2000................................................  11,524
        2001................................................  12,549

                            BOSTON PROPERTIES, INC.

                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                              SEPTEMBER 30, 1997
                                  (UNAUDITED)

  The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Boston Properties, Inc. (the "Company") is presented as if the following transactions had been consummated on September 30, 1997; (i) properties acquired or to be acquired subsequent to September 30, 1997 (the "1997 Acquired Properties" and "Pending Acquisitions", collectively the "Acquisition Properties"), and (ii) the completion of the offering as described hereafter (the "Offering").

  The following Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been assuming the above transactions had been consummated at September 30, 1997, nor does it purport to represent the future financial position of the Company.

 The Offering

  The Company has filed a registration statement on Form S-11 with the Securities and Exchange Commission with respect to the Offering of approximately 14.0 million common shares (excluding 2.1 million common shares that may be issued upon exercise of the underwriters' overallotment options). For purposes of the financial statements set forth herein, the assumed offering price of such shares is $33.25, the closing price of the Company's Common Stock on December 1, 1997.

 The Properties

  The Company will own a portfolio of 92 commercial real estate properties
(the "Properties") aggregating approximately 18.1 million square feet. The properties consist of 79 office properties with approximately 13.1 million net rentable square feet (including the Mulligan/Griffin Portfolio properties and one other property under contract to acquire and five office properties under development containing approximately 1.0 million net rentable square feet) and approximately 2.9 million additional square feet of structured parking for 8,199 vehicles, nine industrial properties with approximately 926,000 net rentable square feet, three hotels with a total of 1,054 rooms (consisting of approximately 937,000 square feet) (including one hotel currently under development), and a parking garage with 1,170 spaces (consisting of approximately 332,000 square feet). In addition, the Company will own, have under contract or have an option to acquire twelve parcels of land totaling 69.7 acres, which will support approximately 1,549,000 square feet of development.

Acquisitions included in pro forma:

                              # of                      Rentable       Date of
   Property Name            Buildings      Location      Sq. Ft.     Acquisition
   -------------            ---------      --------      -------     -----------
Newport Office Park             1        Quincy, MA       168,829      6/23/97

280 Park Avenue                 1        New York, NY   1,198,769      9/11/97

100 East Pratt Street           1        Baltimore, MD    633,482      10/23/97

875 Third Avenue                1        New York, NY     691,088      11/21/97

Riverfront Plaza                1        Richmond, VA     899,720      Pending

Mulligan/Griffin Portfolio:

   Lockheed Martin Building     1        Reston, VA       255,244      Pending

   National Imaging and Mapping
   Agency Building              1        Reston, VA       263,870      Pending

   Reston Town Center Office
   Complex                      2        Reston, VA       261,046      Pending

   Decoverly Two                1        Rockville, MD     77,747      Pending

   910 Clopper Road             1        Gaithersburg     180,650      Pending

   930 Clopper Road             1        Gaithersburg      60,056      Pending

   Fullerton Square             2        Springfield, VA  178,841      Pending


Purchase Price (dollars in thousands)
                                                              Common
   Property Name            Cash        Debt        OP Units   Stock   Total
   -------------            ----        ----        --------  ------   ------
Newport Office Park              --     21,700           --    --     21,700

280 Park Avenue             102,650    220,000           --    --     322,650

100 East Pratt Street       137,500         --           --     16    137,516

875 Third Avenue              1,500    180,000       28,000(1) --     209,500

Riverfront Plaza             52,561    121,800           --    --     174,361

Mulligan/Griffin Portfolio   88,516    119,374       50,000(2) --     257,890

(1) The Company issued Operating Partnership Units in the amount of 890,869 for 875 Third Avenue (valued at $31.43 per OP unit).

(2) For purposes of the financial statements set forth herein, it is assured that 1,503,759 Operating Partnership Units will be issued in connection with the acquisition of the Mulligan/Griffin Portfolio (valued at $33.25 per OP unit).

                            BOSTON PROPERTIES, INC.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               SEPTEMBER 30, 1997
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                            PRO FORMA ADJUSTMENTS
                            BOSTON     -----------------------------------
                          PROPERTIES,  ACQUISITION    OFFERING    OTHER
                             INC.      PROPERTIES       (A)    ADJUSTMENTS     PRO FORMA
                          -----------  -----------    -------- -----------     ----------
         ASSETS
Real estate and
 equipment..............  $1,433,376    $779,267(B)        --         --       $2,212,643
 Less: accumulated
  depreciation..........    (285,505)        --            --         --         (285,505)
                          ----------    --------      -------- ----------      ----------
 Total real estate and
  equipment.............   1,147,871     779,267           --         --        1,927,138
Cash ...................      25,989    (145,435)(C)  $441,061 $ (208,500)(C)     113,115
Escrows.................      10,673       2,631 (D)       --         --           13,304
Tenant and other
 receivables............      13,170         227 (E)       --         --           13,397
Accrued rental income...      50,377         --            --         --           50,377
Deferred charges........      34,707         --            --         --           34,707
Prepaid expenses and
 other assets...........       8,933         --            --         --            8,933
Investment in Joint
 Venture................       3,918         --            --         --            3,918
                          ----------    --------      -------- ----------      ----------
 Total assets...........  $1,295,638    $636,690      $441,061  $(208,500)     $2,164,889
                          ==========    ========      ======== ==========      ==========
    LIABILITIES AND
  STOCKHOLDERS' EQUITY
Liabilities:
 Mortgage notes
  payable...............  $  914,614    $420,051(F)        --         --       $1,334,665
 Unsecured Line of
  Credit................      71,000     137,500(F)        --   $(208,500)(F)         --
 Accounts payable and
  accrued expenses......      16,073       1,123(G)        --         --           17,196
 Accrued interest
  payable...............       3,639         --            --         --            3,639
 Rent received in
  advance, security
  deposits and other
  liabilities...........      13,663         --            --         --           13,663
                          ----------    --------      -------- ----------      ----------
 Total liabilities......   1,018,989     558,674           --    (208,500)      1,369,163
                          ----------    --------      -------- ----------      ----------
Minority interest in
 Operating Partnership..      81,168      78,000(B)        --         --          159,168
                          ----------    --------      -------- ----------      ----------
Stockholders' equity:
 Preferred stock, $.01
  par value, 50,000,000
  shares authorized,
  none issued or
  outstanding...........         --          --            --         --              --
 Excess stock, $.01 par
  value, 150,000,000
  shares authorized,
  none issued or
  outstanding...........         --          --            --         --              --
 Common stock, $.01 par
  value, 250,000,000
  shares authorized,
  38,693,541 issued and
  outstanding
  (historical) and
  52,694,041 shares
  issued and outstanding
  (pro forma)...........         387         --       $    140        --              527
 Additional paid in
  capital...............     172,315          16(B)    440,921        --          613,252
 Retained earnings......      22,779         --            --         --           22,779
                          ----------    --------      -------- ----------      ----------
 Total stockholders'
  equity................     195,481          16       441,061        --          636,558
                          ----------    --------      -------- ----------      ----------
 Total liabilities and
  stockholders' equity..  $1,295,638    $636,690      $441,061  $(208,500)     $2,164,889
                          ==========    ========      ======== ==========      ==========

     The accompanying notes are an integral part of the pro forma condensed consolidated balance sheet.

                            BOSTON PROPERTIES, INC.

                                  NOTES TO THE
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                   (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

  NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 1997:

(A) Represents the net proceeds obtained from the issuance of 14.0 million common shares in the Offering as follows:

                                                                       $465,500
   Gross proceeds from the Offering...................................
   Underwriters' discount and other offering expenses.................  (24,439)
                                                                       --------
   Net cash proceeds..................................................  441,061
   Par value of common shares/(1)/....................................     (140)
                                                                       --------
                                                                       $440,921
                                                                       ========

--------
/(1)/Representsthe issuance of 14.0 million ($.01 par value per share) common shares in the Offering at an assumed offering price of $33.25 per share.

(B) Represents the purchase price, including closing costs, of the 1997 Acquired Properties and the Pending Acquisitions as follows:

                                                                       PURCHASE
   1997 ACQUIRED PROPERTIES                                             PRICE
   ------------------------                                            --------
   100 East Pratt Street /(1)/........................................ $137,516
   875 Third Avenue /(2)/.............................................  209,500
   PENDING ACQUISITIONS
   --------------------
   Riverfront Plaza /(3)/.............................................  174,361
   Mulligan/Griffin Portfolio /(4)/...................................  257,890
                                                                       --------
       Total Acquisition Properties................................... $779,267
                                                                       ========

  --------
  /(1)/ The acquisition of 100 East Pratt Street was funded by a draw-down of $137,500 from the Unsecured Line of Credit and the issuance of 500 shares of common stock (valued at approximately $16, based on a value of $32.00 per share).
  /(2)/ The acquisition of 875 Third Avenue was funded by the assumption of a $180,000 mortgage note, payment of $1,500 in cash and the issuance of 890,869 restricted Operating Partnership Units (the "OP Units"). To the extent that, for the ten trading days through and including December 31, 1998 the average daily closing price on the New York Stock Exchange of shares of common stock is less than $31.43 per share (such average, the "Share Average"), the Operating Partnership shall issue to the contributor of 875 Third Avenue a number of additional OP Units (the "Additional OP Units") such that the product of (x) the Share Average, multiplied by (y) the sum of 890,869 plus the Additional OP Units, equals $28,000. Consequently, for accounting purposes, the OP Units were valued at approximately $28,000, based on a value of $31.43 per unit.
  /(3)/ The acquisition of Riverfront Plaza will be funded through the payment of $52,561 in cash and mortgage acquisition financing of $121,800.
  /(4)/ The acquisition of the Mulligan/Griffin Portfolio will be funded through the payment of $88,516 in cash, the assumption of the fair value of mortgage debt in the amount of $118,251, the assumption of other liabilities in the amount of $1,123 and the issuance of $50,000 in restricted OP Units based on a price per unit of $33.25. In the event that the actual Closing Day Value, defined as the average of the closing price of the Company's common stock on the 20 days immediately preceeding the closing of the acquisition is less than $30.00 per share, the number of OP Units to be issued shall be determined as though the Closing Day value is $30.00 per share; and in the event that the actual Closing Day Value exceeds $36.00 per share the number of OP Units shall be determined as though Closing Day Value is $36.00 per share. If the Closing Day Value is any amount between $30.00 and $36.00, inclusive, the number of OP Units to be issued shall be based on the actual Closing Day Value. The contributors have the right to elect additional restrict OP units in lieu of cash.

                            BOSTON PROPERTIES, INC.

                        NOTES TO THE PRO FORMA CONDENSED
                    CONSOLIDATED BALANCE SHEET--(CONTINUED)

                             (DOLLARS IN THOUSANDS)


(C) Represents the cash transactions as follows:

   Net proceeds of the Offering described in Note (A) .............. $ 441,061
   Proceeds and working capital used for the Acquisition
    Properties......................................................  (145,435)
   Paydown of Unsecured Line of Credit with proceeds from the
    Offering........................................................  (208,500)
                                                                     ---------
   Net increase in cash............................................. $  87,126
                                                                     =========

(D) Net increase reflects the following:

   Required escrow deposit for the debt assumed on
    the acquisition of 875 Third Avenue............................. $   2,631
                                                                     =========

(E) Reflects tenant note receivable to be acquired in connection with the pending acquisition of Riverfront Plaza.
(F) Represents the debt transactions as follows:

  MORTGAGE NOTES PAYABLE

   Debt assumed in connection with the acquisition of 875 Third Ave-
    nue............................................................... $180,000
   Mortgage acquisition financing in connection with the acquisition of Riverfront Plaza...............................................  121,800
   Debt assumed in connection with the acquisition of the
    Mulligan/Griffin Portfolio........................................  118,251
                                                                       --------
   Net increase in mortgage indebtedness.............................. $420,051
                                                                       ========

  UNSECURED LINE OF CREDIT

   Draw-down from the Unsecured Line of Credit in connection with the acquisition of 100 East Pratt Street.......................  $ 137,500
   Paydown of the Unsecured Line of Credit from proceeds of the Of-
    fering, net ...................................................   (208,500)
                                                                     ---------
   Net decrease in Unsecured Line of Credit........................  $ (71,000)
                                                                     =========

(G) Reflects other liabilities to be assumed in connection with the pending acquisition of the Mulligan/Griffin Portfolio.

                            BOSTON PROPERTIES, INC.

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND FOR THE YEAR ENDED DECEMBER
                                    31, 1996
                                  (UNAUDITED)

  The following unaudited Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 1997 and for the year ended December 31, 1996 is presented as if the following transactions had occurred on January 1, 1996; (i) the consummation of the initial public offering (the "Initial Offering") and related Formation Transactions, and the Offering (ii) the acquisition of the property acquired concurrent with the Initial Offering (the "Initial Offering Acquisition Property"), (iii) the acquisition of properties acquired subsequent to the Initial Offering (the "1997 Acquisitions"), (iv) the acquisition of the pending acquisitions (the "Pending Acquisitions") and (v) the closing of the mortgage financing.

  The Development and Management Company has been included in the pro forma financial information under the equity method of accounting due to the Operating Partnership's ownership of a noncontrolling, 1% voting interest.

  The operations of the hotel properties and the parking garage have been included in the pro forma financial information pursuant to participating lease agreements to be entered into in order for the Company to continue to qualify as a REIT under IRC Section 856.

  This Pro Forma Condensed Consolidated Statement of Income should be read in conjunction with the Pro Forma Condensed Consolidated Balance Sheet of the Company and the historical consolidated and combined financial statements and notes thereto of the Company and the Predecessor Company included elsewhere in the Prospectus.

  The unaudited Pro Forma Condensed Consolidated Statement of Income is not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 1997, or for the year ended December 31, 1996, had the previously described transactions actually occurred on January 1, 1996 and the effect thereof carried forward through the nine month period ended September 30, 1997, nor do they purport to present the future results of operations of the Company.

                            BOSTON PROPERTIES, INC.

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                              BOSTON
                                            PROPERTIES
                                            PREDECESSOR
                                               GROUP                        PRO FORMA ADJUSTMENTS
                    BOSTON PROPERTIES, INC. JANUARY 1,  ---------------------------------------------------------------
                         JUNE 23, 1997          1997                   INITIAL
                              TO                TO                    OFFERING
                         SEPTEMBER 30,       JUNE 22,    FORMATION   ACQUISITION      1997       PENDING       OTHER
                             1997              1997     TRANSACTIONS  PROPERTY    ACQUISITIONS ACQUISITIONS ADJUSTMENTS
                    ----------------------- ----------- ------------ -----------  ------------ ------------ -----------
                                                            (A)          (B)          (C)          (C)
Revenue:
 Rental:
 Base rent........          $57,892           $80,122     $  9,396     $1,498       $54,440      $33,223          --
 Recoveries from
 tenants..........            6,144            10,283          --         101         7,639        6,059          --
 Parking and
 other............              217             3,397       (1,061)       --            347          382          --
                            -------           -------     --------     ------       -------      -------     --------
  Total rental
  revenue.........           64,253            93,802        8,335      1,599        62,426       39,664          --
 Hotel............              --             31,185      (31,185)       --            --           --           --
 Development and
 management
 services.........            2,221             3,685         (452)       --            --           --           --
 Interest and
 other............            1,879             1,146         (352)       --            --           --      $(1,200) (D)
                            -------           -------     --------     ------       -------      -------     --------
  Total revenue...           68,353           129,818      (23,654)     1,599        62,426       39,664      (1,200)
                            -------           -------     --------     ------       -------      -------     --------
Expenses:
Rental:
 Operating........            8,828            13,650         (353)       437        14,580        6,027          --
 Real estate
 taxes............            9,065            13,382        1,345        172        13,049        2,427          --
 Hotel:
 Operating........              --             20,938      (20,938)       --            --           --           --
 Real estate tax-
 es...............              --              1,514       (1,514)       --            --           --           --
 General and
 administrative...            3,164             5,116          391        --            --           --           725 (E)
 Interest.........           16,091            53,324      (28,151)       --         11,813        6,519       16,839 (F)
 Depreciation and
 amortization.....           10,113            17,054          124        210(G)      7,646        8,009          --
                            -------           -------     --------     ------       -------      -------     --------
  Total expenses..           47,261           124,978      (49,096)       819        47,088       22,982       17,564
                            -------           -------     --------     ------       -------      -------     --------
Income before
minority interests
 ..................           21,092             4,840       25,442        780        15,338       16,682      (18,764)
Minority interest
in property
partnership.......              (69)             (235)         --         --            --           --           --
                            -------           -------     --------     ------       -------      -------     --------
Income before
minority interest
in Operating
Partnership ......           21,023             4,605       25,442        780        15,338       16,682      (18,764)
Minority interest
in Operating
Partnership.......           (6,169)              --           --         --            --           --       (10,719)(H)
                            -------           -------     --------     ------       -------      -------     --------
Income before
extraordinary
item..............          $14,854           $ 4,605     $ 25,442     $  780       $15,338      $16,682     $(29,483)
                            =======           =======     ========     ======       =======      =======     ========
Income before ex-
traordinary item
per common share..          $   .38
                            =======
Weighted average
number of common
shares outstand-
ing...............           38,694
                            =======
                      PRO
                     FORMA
                    ---------
Revenue:
 Rental:
 Base rent........  $236,571
 Recoveries from
 tenants..........    30,226
 Parking and
 other............     3,282
                    ---------
  Total rental
  revenue.........   270,079
 Hotel............       --
 Development and
 management
 services.........     5,454
 Interest and
 other............     1,473
                    ---------
  Total revenue...   277,006
                    ---------
Expenses:
Rental:
 Operating........    43,169
 Real estate
 taxes............    39,440
 Hotel:
 Operating........       --
 Real estate tax-
 es...............       --
 General and
 administrative...     9,396
 Interest.........    76,435
 Depreciation and
 amortization.....    43,156
                    ---------
  Total expenses..   211,596
                    ---------
Income before
minority interests
 ..................    65,410
Minority interest
in property
partnership.......      (304)
                    ---------
Income before
minority interest
in Operating
Partnership ......    65,106
Minority interest
in Operating
Partnership.......   (16,888)
                    ---------
Income before
extraordinary
item..............  $ 48,218
                    =========
Income before ex-
traordinary item
per common share..  $    .92
                    =========
Weighted average
number of common
shares outstand-
ing...............    52,694
                    =========

     The accompanying notes are an integral part of the pro forma condensed consolidated statement of income.

                            BOSTON PROPERTIES, INC.

                                  NOTES TO THE
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                             (DOLLARS IN THOUSANDS)

NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

A. Reflects the pro forma Formation Transactions adjustment summary for the period from January 1, 1997 to June 22, 1997 (the "Predecessor Period").

                      RENT                                                                       HOTEL
                     HOTELS                           INTEREST PROPERTY   PROPERTY     HOTEL     REAL    GENERAL
PRO FORMA             AND   PARKING   HOTEL    MGMT     AND    OPERATING REAL ESTATE OPERATING  ESTATE      &    INTEREST
ADJUSTMENTS          GARAGE INCOME   REVENUE   FEES    OTHER   EXPENSES     TAXES    EXPENSES    TAXES    ADMIN  EXPENSE
-----------          ------ -------  --------  -----  -------- --------- ----------- ---------  -------  ------- --------
(1)Assignment of
   contracts.....                              $(452)                                                     $(430)
(2)Equity
   investment
   income........                                        $21
(3)Operation of
   hotels and
   garage........           $(1,061) $(31,185)                   $(353)    $1,345    $(20,938)  $(1,514)
(4)Rental of
   hotels and
   garage........    $9,396
(5)General and
   administrative..                                                                                         821
(6)Amortization
   of deferred
   financing
   costs.........                                                                                                $   (189)
(7)Release of
   restricted
   cash..........                                       (373)
(8)Depreciation
   expense.......
(9)Mortgage
   interest......                                                                                                 (27,962)
                     ------ -------  --------  -----   -----     -----     ------    --------   -------   -----  --------
 Pro Forma
 Formation
 Transactions
 adjustment
 summary total...    $9,396 $(1,061) $(31,185) $(452)  $(352)    $(353)    $1,345    $(20,938)  $(1,514)  $ 391  $(28,151)
                     ====== =======  ========  =====   =====     =====     ======    ========   =======   =====  ========
PRO FORMA            DEPRECIATION
ADJUSTMENTS            EXPENSE
-----------          ------------
(1)Assignment of
   contracts.....
(2)Equity
   investment
   income........
(3)Operation of
   hotels and
   garage........
(4)Rental of
   hotels and
   garage........
(5)General and
   administrative..
(6)Amortization
   of deferred
   financing
   costs.........
(7)Release of
   restricted
   cash..........
(8)Depreciation
   expense.......        $124
(9)Mortgage
   interest......
                     ------------
 Pro Forma
 Formation
 Transactions
 adjustment
 summary total...        $124
                     ============

  (1) In connection with the Formation Transactions, certain third-party management contracts were assigned to the Development and Management Company. As a result of the assignment, operating income, expenses and overhead attributable to the contracts were reflected in the operations of the Development and Management Company as detailed below:

     Management services................................................  $ 452
     General and administrative expenses................................   (430)
                                                                          -----
      Manager contract income...........................................  $  22
                                                                          =====

  (2) The Operating Partnership holds a 95% economic interest in the Development and Management Company and records an equity interest of $21 on the $22 net income.
  (3) In connection with the Formation Transactions, the Operating Partnership entered into participating leases for the operation of the hotels and parking garage. As a result of these agreements, revenue and expenses will not be reflected from the operation of these businesses.
  (4) Represents rental income from the leasing of the hotels and parking garage owned by the Operating Partnership. The hotel lease arrangements are with an affiliate.
  (5) Reflects an increase of $821 in general and administrative expenses as a result of operating as a public company.
  (6) Reflects the net increase of $290 in the amortization of deferred financing costs for the $1,800 fee and related professional costs on the Unsecured Line of Credit, less a net reduction of $479 in amortization of deferred financing costs related to debt paid off with the Initial Offering proceeds.

                            BOSTON PROPERTIES, INC.

                             (DOLLARS IN THOUSANDS)

  (7) Reflects the decrease in interest income as a result of the release of cash previously required to be held in escrow per the terms of the various mortgage note payable agreements.
  (8) Reflects the increase in depreciation from depreciating over 40 years the pro forma increase to real estate from the purchase of limited partners' interests and transfer costs paid.
  (9) Reflects the repayment of a portion of the existing mortgage indebtedness from proceeds of the Initial Offering for the Predecessor
      Period:

                                                   PRINCIPAL INTEREST
      PROPERTIES                                    AMOUNT     RATE   INTEREST
      ----------                                   --------- -------- --------
   599 Lexington Avenue..........................  $225,000   7.00%   $  7,547
   Two Independence Square.......................   122,505   7.90%      4,637
   One Independence Square.......................    78,327   7.90%      2,965
   2300 N Street.................................    66,000   7.00%      2,214
   Capital Gallery...............................    60,559   8.24%      2,391
   Ten Cambridge Center..........................    25,000   7.57%        907
   191 Spring Street.............................    23,883   8.50%        973
   Bedford Business Park.........................    23,376   8.50%        952
   10 & 20 Burlington Mall Road..................    16,621   8.33%        663
   Cambridge Center North Garage.................    15,000   7.57%        544
   91 Hartwell Avenue............................    11,322   8.33%        452
   92 & 100 Hayden Avenue........................     9,057   8.33%        362
   Montvale Center...............................     7,969   8.59%        328
   Newport Office Park...........................     6,874   8.13%        268
   Hilltop Business Center.......................     4,750   7.00%        159
                                                                      --------
    Total........................................                       25,362
   Historical interest expense - Predecessor Pe-
    riod.........................................                      (53,324)
                                                                      --------
   Pro forma interest expense adjustment for the
    Predecessor Period...........................                     $(27,962)
                                                                      ========

B. Reflects the results of operations, as adjusted for depreciation, of the Newport Office Park, acquired concurrent with the Initial Offering, for the period from January 1, 1997 to June 22, 1997 (the acquisition date).

                            BOSTON PROPERTIES, INC.

                        NOTES TO THE PRO FORMA CONDENSED
                 CONSOLIDATED STATEMENT OF INCOME--(CONTINUED)

                             (DOLLARS IN THOUSANDS)


C. Reflects the historical results of operations, as adjusted for base rent and depreciation, for the 1997 Acquisitions and Pending Acquisitions for the nine months ended September 30, 1997 as follows:

1997 ACQUISITIONS

                                      280 PARK  100 EAST PRATT 875 THIRD
                                      AVENUE(1)     STREET      AVENUE    TOTAL
                                      --------- -------------- --------- -------
Revenue:
  Base rent..........................  $17,012     $10,924      $18,646  $46,582
  Adjustment(2)......................    7,437         397           24    7,858
                                       -------     -------      -------  -------
    Total base rent..................   24,449      11,321       18,670   54,440
  Recoveries from tenants............    1,707       2,133        3,799    7,639
  Other..............................       80         267          --       347
                                       -------     -------      -------  -------
    Total rental revenue.............   26,236      13,721       22,469   62,426
                                       -------     -------      -------  -------
Expenses:
  Operating..........................    7,772       3,453        3,355   14,580
  Real estate taxes..................    6,677       1,541        4,831   13,049
  Interest...........................      --          --        11,813   11,813
  Depreciation(Note G)...............    3,355       1,934        2,357    7,646
                                       -------     -------      -------  -------
    Total expenses...................   17,804       6,928       22,356   47,088
                                       -------     -------      -------  -------
  Net income.........................  $ 8,432     $ 6,793      $   113  $15,338
                                       =======     =======      =======  =======

--------
(1) Reflects the results of operations for the period from January 1, 1997 through September 11, 1997 (the acquisition date).
(2) Represents an adjustment to straight-line rent based on the pro forma acquisition date of January 1, 1996 and also includes an adjustment for rental income from Banker's Trust during the period they occupied 280 Park Avenue as owner/occupant of the building (the rental figure is based upon the lease entered into by Banker's Trust concurrent with the sale of the building to the Company on September 11, 1997).

PENDING ACQUISITIONS

                                             RIVERFRONT MULLIGAN/GRIFFIN
                                               PLAZA       PORTFOLIO      TOTAL
                                             ---------- ---------------- -------
Revenue:
  Base rent.................................  $13,023       $19,523      $32,546
  Adjustment(1).............................      389           288          677
                                              -------       -------      -------
    Total base rent.........................   13,412        19,811       33,223
  Recoveries from tenants...................    2,017         4,042        6,059
  Other.....................................      382           --           382
                                              -------       -------      -------
    Total rental revenue....................   15,811        23,853       39,664
                                              -------       -------      -------
Expenses:
  Operating.................................    2,761         3,266(2)     6,027
  Real estate taxes.........................    1,219         1,208        2,427
  Interest..................................      --          6,519(3)     6,519
  Depreciation(Note G)......................    2,288         5,721        8,009
                                              -------       -------      -------
    Total expenses..........................    6,268        16,714       22,982
                                              -------       -------      -------
  Net income................................  $ 9,543       $ 7,139      $16,682
                                              =======       =======      =======

--------
(1) Represents an adjustment to straight-line rent based on the pro forma acquisition date of January 1, 1996.
(2) Includes an adjustment of $300 to reflect the Company's estimate of additional property level operating expenses.
(3) Includes an adjustment of ($1,323) to reflect effective interest on the fair value of mortgage debt assumed.

                            BOSTON PROPERTIES, INC.

                        NOTES TO THE PRO FORMA CONDENSED
                 CONSOLIDATED STATEMENT OF INCOME--(CONTINUED)

                             (DOLLARS IN THOUSANDS)


D. Reflects reduction in interest income as a result of cash used for the acquisition of 280 Park Avenue.

E. Reflects the incremental increase in general and administrative costs related to the 1997 Acquisitions and Pending Acquisitions.

F. Reflects the net increase in interest as a result of the following debt transactions:

   Payoff of the Unsecured Line of Credit with proceeds from the Of-
    fering for the period subsequent to the Initial Offering, net of amounts capitalized.............................................  $  (411)
   Mortgage acquisition financing of 280 Park Avenue in the original principal amount of $220 million computed at an interest rate of
    7.00% for the period January 1, 1997 to September 11, 1997 (date
    of acquisition).................................................   10,675
   Amortization of deferred financing fees for the period from
    January 1, 1997 to September 11, 1997 (date of acquisition) as a result of approximately $1.1 million of fees associated with the mortgage financing of 280 Park Avenue. The deferred financing
    fees are amortized over the five year term of the loan .........      153
   Mortgage acquisition financing of Riverfront Plaza in the
    principal amount of $121,800 computed at the 10 year U.S.
    Treasury Note rate (5.88% at November 17, 1997) plus 1.15% .....    6,422
                                                                      -------
   Increase in interest expense for the period subsequent to the
    Initial Offering................................................  $16,839
                                                                      =======

G. Detail of pro forma depreciation expense is presented below for the Initial Offering Acquisition Property, the 1997 Acquisitions and the Pending
Acquisitions:

                                                        PURCHASE    PRO FORMA
PROPERTY(IES)                                            PRICE   DEPRECIATION(1)
-------------                                           -------- ---------------
INITIAL OFFERING ACQUISITION PROPERTY
Newport Office Park(2)................................. $ 21,700     $  210
                                                                     ======
1997 ACQUISITIONS
280 Park Avenue(2).....................................  322,650     $3,355
100 East Pratt Street..................................  137,516      1,934
875 Third Avenue.......................................  209,500      2,357
                                                                     ------
                                                                     $7,646
                                                                     ======
PENDING ACQUISITIONS
Riverfront Plaza.......................................  174,361     $2,288
Mulligan/Griffin Portfolio.............................  257,890      5,721
                                                                     ------
                                                                     $8,009
                                                                     ======

--------
(1) Represents depreciation expense on the properties which has been calculated over 40 years for the building and over the life of the lease for tenant improvements.
(2) Reflects pro forma depreciation expense for the periods prior to acquisition.

H. Adjustment to minority interest to reflect the minority investors interest in the Operating Partnership following the Offering and issuance of OP Units and common shares.

                            BOSTON PROPERTIES, INC.

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                               PRO FORMA ADJUSTMENTS
                            BOSTON    -----------------------------------------------------------------------
                          PROPERTIES                     INITIAL
                          PREDECESSOR  FORMATION         OFFERING           1997       PENDING       OTHER         PRO
                             GROUP    TRANSACTIONS ACQUISITION PROPERTY ACQUISITIONS ACQUISITIONS ADJUSTMENTS     FORMA
                          ----------- ------------ -------------------- ------------ ------------ -----------    --------
                                          (A)              (B)              (C)          (C)
Revenue:
 Rental:
 Base rent..............   $169,420     $22,371           $2,908          $66,637      $42,332          --       $303,668
 Recoveries from
 tenants................     22,607         --               180           11,379        8,416          --         42,582
 Parking and other......      2,979      (2,043)             --               412          436          --          1,784
                           --------     -------           ------          -------      -------     --------      --------
  Total rental revenue..    195,006      20,328            3,088           78,428       51,184          --        348,034
 Hotel..................     65,678     (65,678)             --               --           --           --            --
 Development and
 management services....      5,719        (936)             --               --           --           --          4,783
 Interest and other.....      3,530        (705)             --               --           --           --          2,825
                           --------     -------           ------          -------      -------     --------      --------
  Total revenue.........    269,933     (46,991)           3,088           78,428       51,184          --        355,642
                           --------     -------           ------          -------      -------     --------      --------
Expenses:
Rental:
 Operating..............     29,823        (713)             879           18,751        8,523          --         57,263
 Real estate taxes......     28,372       2,754              347           18,327        3,094          --         52,894
 Hotel:
 Operating..............     43,634     (43,634)             --               --           --           --            --
 Real estate taxes......      3,100      (3,100)             --               --           --           --            --
 General and
 administrative.........     10,754         834              --               --           --      $    950(D)     12,538
 Interest...............    109,394     (54,398)             --            15,750        8,721       24,183(E)    103,650
 Depreciation and
 amortization...........     36,199         257              434(F)        10,561       10,679          --         58,130
                           --------     -------           ------          -------      -------     --------      --------
  Total expenses........    261,276     (98,000)           1,660           63,389       31,017       25,133       284,475
                           --------     -------           ------          -------      -------     --------      --------
Income before minority
interests ..............      8,657      51,009            1,428           15,039       20,167      (25,133)       71,167
Minority interest in
property partnership....       (384)        --               --               --           --           --           (384)
                           --------     -------           ------          -------      -------     --------      --------
Income before minority
interest in Operating
Partnership ............      8,273      51,009            1,428           15,039       20,167      (25,133)       70,783
Minority interest in
Operating Partnership...        --          --               --               --           --       (18,361)(G)   (18,361)
                           --------     -------           ------          -------      -------     --------      --------
Income before
extraordinary item......   $  8,273     $51,009           $1,428          $15,039      $20,167     $(43,494)     $ 52,422
                           ========     =======           ======          =======      =======     ========      ========
Income before
extraordinary item per
common share............                                                                                         $    .99
                                                                                                                 ========
Weighted average number
of common shares
outstanding.............                                                                                           52,694
                                                                                                                 ========

     The accompanying notes are an integral part of the pro forma condensed consolidated statement of income.

                            BOSTON PROPERTIES, INC.

                       NOTES TO THE PRO FORMA CONDENSED
                       CONSOLIDATED STATEMENT OF INCOME

                            (DOLLARS IN THOUSANDS)

NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 1996

A. Reflects the pro forma Formation Transactions adjustment summary for the year ended December 31, 1996.

                      RENT                                                                        HOTEL
                     HOTELS                            INTEREST PROPERTY   PROPERTY     HOTEL      REAL
PRO FORMA              AND   PARKING   HOTEL    MGMT     AND    OPERATING REAL ESTATE OPERATING   ESTATE   GENERAL & INTEREST
ADJUSTMENTS          GARAGE  INCOME   REVENUE   FEES    OTHER   EXPENSES     TAXES    EXPENSES    TAXES      ADMIN   EXPENSE
-----------          ------  -------  --------  -----  -------- --------- ----------- ---------  --------  --------- --------
(1) Assignment of
   contracts.......                             $(936)                                                      $ (866)
(2)Equity
   investment
   income..........                                       $66
(3)Operation of
   hotels and
   garage..........          $(2,043) $(65,678)                   $(713)    $2,754    $(43,634)  $ (3,100)
(4)Rental of hotels
   and garage......  $22,371
(5)General and
   administrative..                                                                                          1,700
(6)Amortization of
   deferred
   financing
   costs...........                                                                                                  $   (731)
(7)Release of
   restricted
   cash............                                      (771)
(8)Depreciation
   expense.........
(9)Mortgage
   interest........                                                                                                   (53,667)
                     ------- -------  --------  -----   -----     -----     ------    --------   --------   ------   --------
   Pro forma
   formation
   transactions
   adjustment
   summary total...  $22,371 $(2,043) $(65,678) $(936)  $(705)    $(713)    $2,754    $(43,634)  $(3,100)   $  834   $(54,398)
                     ======= =======  ========  =====   =====     =====     ======    ========   ========   ======   ========
                     DEPREC-
PRO FORMA            IATION
ADJUSTMENTS          EXPENSE
-----------          -------
(1) Assignment of
   contracts.......
(2)Equity
   investment
   income..........
(3)Operation of
   hotels and
   garage..........
(4)Rental of hotels
   and garage......
(5)General and
   administrative..
(6)Amortization of
   deferred
   financing
   costs...........
(7)Release of
   restricted
   cash............
(8)Depreciation
   expense.........   $257
(9)Mortgage
   interest........
                     -------
   Pro forma
   formation
   transactions
   adjustment
   summary total...   $257
                     =======

----
  (1) In connection with the Formation Transactions, certain third-party management contracts are assigned to the Development and Management Company. As a result of the assignment, current operating income, expenses and overhead attributable to the contracts are reflected in the operations of the Development and Management Company as detailed below:

    Management services..................................................  $936
    General and administrative expenses..................................  (866)
                                                                           ----
     Manager contract income.............................................  $ 70
                                                                           ====

  (2) The Operating Partnership holds a 95% economic interest in the Development and Management Company and records an equity interest of $66 on the $70 net income.

  (3) In connection with the Formation Transactions, the Operating Partnership entered into participating leases for the operation of the hotels and parking garage. As a result of these agreements, revenue and expenses are not reflected from the operation of these businesses.

  (4) Represents rental income from the leasing of the hotels and parking garage owned by the Operating Partnership. The hotel lease arrangements are with an affiliate.

  (5) Reflects an increase of $1,700 in general and administrative expenses as a result of operating as a public company.

  (6) Reflects the net increase of $600 in the amortization of deferred financing costs for the $1,800 fee and related professional costs on the Unsecured Line of Credit, less a net reduction of $1,331 in amortization of deferred financing costs related to debt paid off with the Initial Offering proceeds.

  (7) Reflects the decrease in interest income as a result of the release of cash previously required to be held in escrow per the terms of the various mortgage note payable agreements.

  (8) Reflects the increase in depreciation from depreciating over 40 years the pro forma increase to real estate from the purchase of limited partners' interests and transfer costs paid.

                            BOSTON PROPERTIES, INC.

                       NOTES TO THE PRO FORMA CONDENSED
                 CONSOLIDATED STATEMENT OF INCOME--(CONTINUED)

                            (DOLLARS IN THOUSANDS)

  (9) Reflects the repayment of a portion of the existing mortgage indebtedness from proceeds of the Initial Offering and the corresponding adjustment to interest expense incurred in 1996.

                                                 PRINCIPAL INTEREST
                   PROPERTY(IES)                  AMOUNT     RATE   INTEREST
                   -------------                 --------- -------- ---------
       599 Lexington Avenue....................  $225,000    7.00%  $  15,750(1)
       Two Independence Square.................   122,855    7.90%      9,813
       One Independence Square.................    78,700    7.90%      6,276
       2300 N Street...........................    66,000    7.00%      4,620(1)
       Capital Gallery.........................    60,751    8.24%      5,761
       Ten Cambridge Center....................    25,000    7.57%      1,924
       191 Spring Street.......................    23,942    8.50%      1,697
       Bedford Business Park...................    23,500    8.50%      1,998(1)
       10 & 20 Burlington Mall Road............    16,621    8.33%      1,385
       Cambridge Center North Garage...........    15,000    7.57%      1,183
       91 Hartwell Avenue......................    11,322    8.33%        943
       92 & 100 Hayden Avenue..................     9,057    8.33%        754
       Montvale Center.........................     7,992    8.59%        474
       Newport Office Park.....................     6,874    8.13%        558
       Hilltop Business Center.................     4,817    7.00%        318
                                                                    ---------
       Pro forma totals........................                        53,454
       Historical interest expense for the year
        ended December 31, 1996................                      (107,121)
                                                                    ---------
       Pro forma interest expense adjustment...                     $ (53,667)
                                                                    =========

--------
    (1) The interest expense used in this calculation assumes the mortgage loan was outstanding during all of 1996.

B. Reflects the historical results of operations, as adjusted for depreciation, for Newport Office Park, acquired concurrent with the Initial Offering for the year ended December 31, 1996.

C. Reflects the historical results of operations, as adjusted for base rent and depreciation, for the 1997 Acquisitions and Pending Acquisitions for the year ended December 31, 1996 as follows:

1997 ACQUISITIONS

                                       280 PARK 100 EAST PRATT 875 THIRD
                                        AVENUE      STREET      AVENUE    TOTAL
                                       -------- -------------- --------- -------
Revenue:
  Base rent........................... $16,786     $14,046      $25,255  $56,087
  Adjustment(1).......................   9,991         528           31   10,550
                                       -------     -------      -------  -------
    Total base rent...................  26,777      14,574       25,286   66,637
  Recoveries from tenants.............   2,600       2,966        5,813   11,379
  Other...............................      59         353          --       412
                                       -------     -------      -------  -------
    Total rental revenue..............  29,436      17,893       31,099   78,428
                                       -------     -------      -------  -------
Expenses:
  Operating...........................  10,169       4,333        4,249   18,751
  Real estate taxes...................   9,908       2,054        6,365   18,327
  Interest............................     --          --        15,750   15,750
  Depreciation(Note F)................   4,840       2,578        3,143   10,561
                                       -------     -------      -------  -------
    Total expenses....................  24,917       8,965       29,507   63,389
                                       -------     -------      -------  -------
  Net income.......................... $ 4,519     $ 8,928      $ 1,592  $15,039
                                       =======     =======      =======  =======

--------
(1) Represents an adjustment to straight-line rent based on the pro forma acquisition date of January 1, 1996 and also includes an adjustment for rental income from Banker's Trust during the period they occupied 280 Park Avenue as owner/occupant of the building (the rental figure is based upon the lease entered into by Banker's Trust concurrent with the sale of the building to the Company on September 11, 1997).

                            BOSTON PROPERTIES, INC.

                        NOTES TO THE PRO FORMA CONDENSED
                 CONSOLIDATED STATEMENT OF INCOME--(CONTINUED)

                             (DOLLARS IN THOUSANDS)


PENDING ACQUISITIONS

                                             RIVERFRONT MULLIGAN/GRIFFIN
                                               PLAZA       PORTFOLIO      TOTAL
                                             ---------- ---------------- -------
Revenue:
  Base rent.................................  $15,898       $25,548      $41,446
  Adjustment(1).............................      522           364          886
                                              -------       -------      -------
    Total base rent.........................   16,420        25,912       42,332
  Recoveries from tenants...................    2,976         5,440        8,416
  Other.....................................      436           --           436
                                              -------       -------      -------
    Total rental revenue....................   19,832        31,352       51,184
                                              -------       -------      -------
Expenses:
  Operating.................................    3,865         4,658(2)     8,523
  Real estate taxes.........................    1,638         1,456        3,094
  Interest..................................      --          8,721(3)     8,721
  Depreciation(Note F)......................    3,051         7,628       10,679
                                              -------       -------      -------
    Total expenses..........................    8,554        22,463       31,017
                                              -------       -------      -------
  Net income................................  $11,278       $ 8,889      $20,167
                                              =======       =======      =======

--------
(1) Represents an adjustment to straight-line rent based on the pro forma acquisition date of January 1, 1996.
(2) Includes an adjustment of $400 to reflect the Company's estimate of additional property level operating expenses.
(3) Includes an adjustment of ($2,634) to reflect effective interest on the fair value of the mortgage debt assumed.

D. Reflects the incremental increase in general and administrative costs related to the 1997 Acquisitions and Pending Acquisitions.

E. Reflects the net increase in interest expense as a result of the following debt transactions:

  Acquisition mortgage financing of 280 Park Avenue in the original principal amount of $220 million computed at an interest rate of
   7.00% for the year ended December 31, 1996.......................... $15,400
  Amortization of deferred financing fees as a result of approximately
   $1.1 million of fees associated with the mortgage financing of 280
   Park Avenue. The deferred financing fees are amortized over the five
   year term of the loan ..............................................     220
  Mortgage acquisition financing of Riverfront Plaza in the principal amount of $121,800 computed at the 10 year U.S. Treasury Note rate
   (5.88% at November 17, 1997) plus 1.15% ............................   8,563
                                                                        -------
  Increase in interest expense......................................... $24,183
                                                                        =======

--------
F. Detail of pro forma depreciation expense is presented below for the Initial Offering Acquisition Property, the 1997 Acquisitions and the Pending
   Acquisitions:

                                                        PURCHASE    PRO FORMA
PROPERTY(IES)                                            PRICE   DEPRECIATION(1)
-------------                                           -------- ---------------
INITIAL OFFERING ACQUISITION PROPERTY
Newport Office Park.................................... $ 21,700     $   434
                                                                     =======
1997 ACQUISITIONS
280 Park Avenue........................................  322,650     $ 4,840
100 East Pratt Street..................................  137,516       2,578
875 Third Avenue.......................................  209,500       3,143
                                                                     -------
                                                                     $10,561
                                                                     =======
PENDING ACQUISITIONS
Riverfront Plaza.......................................  174,361     $ 3,051
Mulligan/Griffin Portfolio.............................  257,890       7,628
                                                                     -------
                                                                     $10,679
                                                                     =======

--------
(1) Represents depreciation expense on the properties which has been calculated over 40 years for the building and over the life of the lease for tenant improvements.

G. Adjustment to minority interest to reflect the minority investors interest in the Operating Partnership following the Offering and issuance of OP Units and common shares.